Exhibit 99.1
Blackboard Inc. Reports First Quarter Revenue of $101.1 Million
- Blackboard Raises Earnings and Revenue Guidance for Full Year 2010 -
Washington, DC – May 5, 2010 – Blackboard Inc. (NASDAQ: BBBB) today announced financial results for the first quarter ended March 31, 2010 and updated guidance for the second quarter and the full year of 2010.
Total revenue for the quarter ended March 31, 2010 was $101.1 million, an increase of 17 percent over the first quarter of 2009. Product revenues for the quarter were $93.7 million, an increase of 17 percent over the first quarter of 2009, while professional services revenues for the quarter were $7.3 million, an increase of 16 percent over the first quarter of 2009.
GAAP net income was $5.0 million, resulting in net income per basic and diluted share of $0.15 per share for the first quarter of 2010 compared to a net loss of $37,000 or a net loss per basic and diluted share of ($0.00) per share for the first quarter of 2009. Non-GAAP adjusted net income for the first quarter of 2010, which excludes the amortization of acquisition-related intangible assets, stock-based compensation, and non-cash interest expense, all net of taxes, was $14.4 million, resulting in non-GAAP adjusted net income per diluted share of $0.42 compared to non-GAAP adjusted net income of $8.6 million or $0.27 per diluted share for the first quarter of 2009.
“I am pleased with our strong financial results in the first quarter. We experienced solid revenue growth, with particularly good performance in our U.S. higher education business,” said Michael Chasen, chief executive officer and president of Blackboard. “We have strengthened our offerings with the introduction of Blackboard Learn Release 9.1 as well as mobile solutions like Blackboard Mobile Central and Blackboard Mobile Learn. We are well positioned to capture the expanding opportunity in global education.”
Highlights from the First Quarter of 2010
•	Blackboard’s new and expanding client relationships in the quarter included:
o	U.S. Higher Education Market: Arizona State University, Gonzaga University, Lindenwood University, Loyola Marymount University, Mountain View College, Oakland Community College, Rutgers University, Ryerson University, Texas A&M University, University of Alabama – Birmingham, University of Wisconsin System Administration and others.

o	International Markets: Charles Darwin University, Colegio de Posgraduados (COLPOS), Corporativa Colombia, Giordano Bruno, King Saud University, MondoBIOTECH AG, Northern Grid for Learning, St. Hilda’s College, The European Commission, University of Amsterdam and others.

o	K-12 Market: Brunswick School (CT), ESSDACK (KS), Gilbert Christian Schools (AZ), Montgomery County Public Schools (MD), Passaic County Vocational Technical High School (NJ), Public Schools of Robeson County (NC), Shawano School District (WI), Thomasville County Schools (OH), Weld County School District (CO) and others.
•	Blackboard completed its acquisition of privately-held Saf-T-Net, Inc., provider of AlertNow, a leading messaging and mass notification solution. The acquisition was completed March 19, 2010 for $34.9 million in net cash, including transaction costs.

•	Blackboard announced plans for Blackboard Mobile Learn™, an application that will bring two-way teaching and learning to mobile devices, creating an interactive mobile learning experience for students and teachers on the go.

•	Blackboard announced a partnership with Sprint Corporation to offer Blackboard Mobile Learn™ to users of Sprint devices at no additional cost to institutions.

•	Blackboard announced the launch of Blackboard Pay™, an open-loop prepaid card program that lets educational institutions simplify the disbursement of financial aid credit balances — as well as student payroll — while cutting costs for institutions and lowering student fees.
Outlook for the Second Quarter and Full Year of 2010
Second Quarter of 2010:
•	Revenue of $104.2 million to $108.2 million;

•	Stock-based compensation expense of approximately $5.0 million;

•	Amortization of acquired intangibles of approximately $8.8 million;

•	GAAP net income of $2.6 million to $4.9 million,

•	GAAP net income per diluted share of $0.07 to $0.14, which is based on an estimated 35.1 million diluted shares and an estimated effective tax rate of approximately 33.0 percent;

•	Non-GAAP adjusted net income of $11.9 to $14.3 million, which excludes the amortization of acquisition-related intangible assets, stock-based compensation expense, and non-cash interest expense, all net of taxes; and

•	Non-GAAP adjusted net income per diluted share of $0.34 to $0.41 based on an estimated 35.1 million diluted shares and an estimated effective tax rate of approximately 38.0 percent.

Full Year 2010:
•	Revenue of $433.4 to $445.4 million;

•	Amortization of acquired intangibles of approximately $34.5 million;

•	Stock-based compensation expense of approximately $20.7 million;

•	GAAP net income of $22.7 to $29.7 million,

•	GAAP net income per diluted share of $0.64 to $0.84, which is based on an estimated 35.2 million diluted shares and an estimated effective tax rate of approximately 33.0 percent;

•	Non-GAAP adjusted net income of $59.8 to $66.8 million, which excludes the amortization of acquisition-related intangible assets, stock-based compensation expense, and non-cash interest expense, all net of taxes;

•	Non-GAAP adjusted net income per diluted share of $1.70 to $1.90 based on an estimated 35.2 million diluted shares and an estimated effective tax rate of approximately 37.0 percent;

•	Free cash flow from operations (cash flow from operations less purchases of property and equipment) of $80.0 to $90.0 million.
Beginning in the first quarter of 2010, Blackboard will be reporting its revenue in the following two categories: recurring revenue and non-recurring revenue. These new categories replace recurring ratable revenue, non-recurring ratable revenue and other revenue which the Company had previously provided. Blackboard is combining non-recurring-ratable revenues and other revenues in the new non-recurring revenue category. For the purpose of future comparisons, Blackboard is providing recurring revenue and non-recurring revenue for 2009 below:

	Three Months Ended March 31, 2009			Three Months Ended June 30, 2009
		Professional			Professional
	Product	Services		Product	Services
	Revenue	Revenue	Total	Revenue	Revenue	Total
			(unaudited and denoted in thousands)
Recurring revenue	$70.4	$1.2	$71.6	$73.6	$1.2	$74.8
Non-recurring revenue	9.7	5.1	14.8	9.8	7.5	17.3

Total revenue	$80.1	$6.3	$86.4	$83.4	$8.7	$92.1

	Three Months Ended September 30, 2009			Three Months Ended December 31, 2009
		Professional			Professional
	Product	Services		Product	Services
	Revenue	Revenue	Total	Revenue	Revenue	Total
			(unaudited and denoted in thousands)
Recurring revenue	$77.6	$1.6	$79.2	$79.8	$1.7	$81.5
Non-recurring revenue	10.3	8.9	19.2	10.9	7.7	18.6

Total revenue	$87.9	$10.5	$98.4	$90.7	$9.4	$100.1

	Year Ended December 31, 2009
		Professional
	Product	Services
	Revenue	Revenue	Total
	(unaudited and denoted in thousands)
Recurring revenue	$301.4	$5.7	$307.1
Non-recurring revenue	40.7	29.2	69.9

Total revenue	$342.1	$34.9	$377.0

Conference Call
Blackboard will broadcast its first quarter conference call live over the Internet today beginning at 4:30 p.m. (Eastern). Interested parties can access the webcast through the Investor Relations section of the Company’s Web site at http://investor.blackboard.com. Please access the Web site at least 15 minutes prior to the start of the call to register, download and install any necessary software.
A replay of the call will be available via telephone from approximately 7:00 p.m. Eastern (4:00 p.m. Pacific) on May 5, 2010 until 11:00 p.m. Eastern (8:00 p.m. Pacific) on May 12, 2010. To listen to the replay, participants in the U.S. and Canada should dial 888-286-8010, and international participants should dial +1 (617) 801-6888. The conference ID for the replay is 62015517.

BLACKBOARD INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31
	2009	2010
Revenues:
Product	$80,126	$93,730
Professional services	6,322	7,336

Total revenues	86,448	101,066

Operating expenses:

Cost of product revenues, excludes $3,638 and $2,508 for the three months ended March 31, 2008 and 2009, respectively, in amortization of acquired technology included in amortization of intangibles resulting from acquisitions shown below (1)	21,444	24,534
Cost of professional services revenues (1)	4,767	4,479
Research and development (1)	10,827	12,205
Sales and marketing (1)	23,941	25,315
General and administrative (1)	13,602	14,705
Amortization of intangibles resulting from acquisitions	8,585	8,978

Total operating expenses	83,166	90,216

Income from operations	3,282	10,850
Other (expense) income:
Interest expense	(2,891)	(2,888)
Interest income	107	21
Other expense	(558)	(527)

Loss (income) before benefit (provision) for income taxes	(60)	7,456
Benefit (provision) for income taxes	23	(2,420)

Net (loss) income	$(37)	$5,036

Net (loss) income per common share:
Basic	$(0.00)	$0.15

Diluted	$(0.00)	$0.15

Weighted average number of common shares:
Basic	31,503,578	33,432,192

Diluted	31,503,578	34,397,711

(1) Includes the following amounts related to stock-based compensation:
Cost of product revenues	$270	$337
Cost of professional services revenues	90	148
Research and development	227	268
Sales and marketing	1,582	1,868
General and administrative	1,818	2,335

Reconciliation of GAAP Net (loss) income before benefit (provision) for income taxes to Non-GAAP adjusted net income (2):

GAAP Net loss before benefit for income taxes	$(60)	$7,456
Add: Amortization of intangibles resulting from acquisitions	8,585	8,978
Add: Stock-based compensation	3,987	4,956
Add: Non-cash interest expense	1,555	1,528
Adjusted provision for income taxes (3)	(5,462)	(8,527)

Non-GAAP adjusted net income	$8,605	$14,391

Non-GAAP adjusted net income per common share — diluted	$0.27	$0.42

Weighted average number of diluted common shares	32,019,009	34,397,711

(2)	Non-GAAP adjusted net income and non-GAAP adjusted net income per share are non-GAAP financial measures and have no standardized measurement prescribed by GAAP. Management believes that both measures provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations and since the Company has historically reported these non-GAAP results they provide an additional basis for comparisons to prior periods. The non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The Company provides the above reconciliation to the most directly comparable GAAP financial measure to allow investors to appropriately consider each non-GAAP financial measure.

(3)	Adjusted provision for income taxes is applied at an effective rate of approximately 38.8% and 37.2% for the three months ended March 31, 2009 and 2010, respectively.

BLACKBOARD INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,
	2009	2010
	(in thousands,
	except per share amounts)

ASSETS

Current assets:
Cash and cash equivalents	$167,353	$146,276
Accounts receivable, net	69,098	51,394
Inventories	1,557	378
Prepaid expenses and other current assets	14,803	14,477
Deferred tax asset, current portion	2,692	—
Deferred cost of revenues	7,664	6,553

Total current assets	263,167	219,078

Deferred tax asset, noncurrent portion	18,188	18,800
Investment in common stock warrant	3,124	3,124
Restricted cash	3,923	3,896
Property and equipment, net	34,483	33,044
Other assets	1,453	1,180
Goodwill and intangible assets, net	400,596	433,583

Total assets	$724,934	$712,705

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$2,360	$2,192
Accrued expenses	28,264	21,999
Deferred rent, current portion	1,021	475
Deferred tax liability, current portion	—	478
Deferred revenues, current portion	186,702	151,347

Total current liabilities	218,347	176,491

Notes payable, net of debt discount	156,177	157,706
Deferred rent, noncurrent portion	11,507	11,879
Deferred tax liability, noncurrent portion	1,474	1,694
Deferred revenues, noncurrent portion	5,957	5,269
Stockholders’ equity:
Common stock, $0.01 par value	331	340
Additional paid-in capital	406,751	429,900
Accumulated deficit	(75,610)	(70,574)

Total stockholders’ equity	331,472	359,666

Total liabilities and stockholders’ equity	$724,934	$712,705

BLACKBOARD INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31
	2009	2010
	(in thousands)

Cash flows from operating activities
Net (loss) income	$(37)	$5,036
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Deferred income tax benefit	(1,856)	(398)
Excess tax benefits from stock-based compensation	(182)	(2,800)
Amortization of debt discount	1,555	1,528
Depreciation and amortization	4,719	4,629
Amortization of intangibles resulting from acquisitions	8,585	8,978
Change in allowance for doubtful accounts	289	(316)
Stock-based compensation	3,987	4,956
Changes in operating assets and liabilities:
Accounts receivable	35,786	18,488
Inventories	(178)	1,178
Prepaid expenses and other current assets	(3,858)	629
Deferred cost of revenues	1,344	1,112
Accounts payable	73	(1,628)
Accrued expenses	(6,914)	(3,571)
Deferred rent	658	(173)
Deferred revenues	(39,585)	(38,877)

Net cash provided by (used in) operating activities	4,386	(1,229)

Cash flows from investing activities
Purchases of property and equipment	(5,287)	(3,165)
Payments for patent enforcement costs	(41)	—
Purchase of available-for-sale investments	(6,586)	—
Acquisitions, net of cash acquired	—	(34,912)

Net cash used in investing activities	(11,914)	(38,077)

Cash flows from financing activities
Release of letter of credit	80	27
Excess tax benefits from stock-based compensation	182	2,800
Proceeds from exercise of stock options	1,684	15,402

Net cash provided by financing activities	1,946	18,229

Net decrease in cash and cash equivalents	(5,582)	(21,077)
Cash and cash equivalents at beginning of year	141,746	167,353

Cash and cash equivalents at end of year	$136,164	$146,276

About Blackboard Inc.
Blackboard Inc. (NASDAQ: BBBB) is a global leader in enterprise technology and innovative solutions that improve the experience of millions of students and learners around the world every day. Blackboard’s solutions allow thousands of higher education, K-12, professional, corporate, and government organizations to extend teaching and learning online, facilitate campus commerce and security, and communicate more effectively with their communities. Founded in 1997, Blackboard is headquartered in Washington, D.C., with offices in North America, Europe, Asia and Australia.
Any statements in this press release about future expectations, plans and prospects for Blackboard and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed in the “Risk Factors” section of our Form 10-K filed on February 17, 2010 with the SEC. In addition, the forward-looking statements included in this press release represent the Company’s views as of May 5, 2010. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 5, 2010.
Use of Non-GAAP Financial Measures
This release includes information about the Company’s non-GAAP adjusted net income and non-GAAP adjusted net income per share, which are non-GAAP financial measures. Management believes that both measures, which exclude the amortization of acquisition-related intangible assets, stock-based compensation, and non-cash interest expense, all net of taxes, provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations and aspects of current operating performance that can be effectively managed. Because the Company has historically reported these non-GAAP results to the investment community, management also believes the inclusion of these non-GAAP financial measures provides enhanced comparability in its financial reporting and facilitates investors’ understanding of the Company’s historic operating trends by providing an additional basis for comparisons to prior periods. In addition, the Company’s internal reporting, including information provided to the Company’s Audit Committee and Board of Directors, contains non-GAAP measures. The Company has also adopted internal compensation metrics in 2010 that are determined on a basis that excludes amortization of acquired intangibles, stock-based compensation expense and non-cash interest expense, all net of taxes.
A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable with similar non-GAAP financial measures used by other companies. The Company compensates for these limitations by providing full disclosure of each non-

GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure which investors can use to appropriately consider each financial measure determined under GAAP as well as on the adjusted non-GAAP basis. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition to the information contained in this release, investors should also review information contained in the Company’s Form 10-K dated February 17, 2010, as well as other filings with the Securities and Exchange Commission when assessing the Company’s financial condition and results of operations.
Contacts:
For Financial Media and Investors:
Michael J. Stanton
Senior Vice President, Investor Relations
Blackboard Inc.
+1 (202) 463-4860 ext. 2305
For Education & General Media:
Matthew Maurer
Director, Public Relations
+1 (202) 463-4860 ext. 2637
matthew.maurer@blackboard.com
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